

i'nāte
EXPERIENCE
iNR WELLNESS
PURACERE + VCx
EXPERIENCE
iNR STRENGTH

IMMUDYNE

Investor Presentation
Q1 2016

www.immudyne.com

(OTCQB: IMMD)

Safe Harbor

This presentation contains "forward-looking statements" within the meaning of the federal securities laws and is intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements related to the Company's future plans, projected performance and developments, and future results of operations. These projections and statements are based on management's estimates and assumptions with respect to future events and financial performance and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results could differ materially from those projected as a result of certain factors. A discussion of factors that could cause results to vary is included in the Company's periodic and other reports filed with the Securities and Exchange Commission.

Overview

- ImmuDyne is a biotech company focused on developing & marketing safe and efficacious products based on a proprietary immune-modulator, Beta-1/3,1/6-glucan
    - Clinical evidence demonstrates ability to protect against pathogens, amplify cytotoxic agents treating cancer, and naturally improve age or immune-related epidermal conditions
    - Validated by growing purchase orders; clientele includes 2 of the top 5 global cosmetic companies
- Projected $2M Q1 gross revenue in direct-to-consumer sales for 2 New SKUs launched in Q4'15
    - Formed JV with Innate Scientific in Q4’15 to go direct-to-consumer with skincare, beauty, other follow-on products
    - 70% sales growth in 2015; expecting growth ramp, profitability in 2016

Corporate Highlights

- 70% top-line growth in 2015; expected profitability in 2016
- Stable cash position and conservative monthly overhead
- Large unmet need; $18B U.S. skincare market lacks products that 'work'
- Product launch in Dec 2015 estimated to result in $10M+ sales run-rate for 2016 v. FY15 sales of $1.2M
- Fast path to commercialization with new SKUs addressing cumulative $50+ billion opportunity; GRAS-status with FDA supports fast and inexpensive commercialization
  - Beta-1/3,1/6-glucan has demonstrated anti-tumor activity as an adjuvant therapy with chemotherapy ($30B in sales) or monoclonal antibodies ($15B in sales)
  - Potential applications in antibiotic resistance ($40B) advanced wound healing ($9.4B) and inflammation or auto-immune disorders ($30B)

What is Beta-1/3,1/6-glucan?

- **Beta- 1/3,1/6-glucan ("β-glucan") is a safe and potent immune modulator derived from the cell wall of Baker's yeast**
  - Natural polysaccharide that binds to the dectin-1, CR3, and TLR receptors found on immune cells, including natural killer (NK) cells, dendritic cells (DC) et al.
  - Binding to immune cells activates the innate and adaptive immune system
  - Thousands of studies show β-glucan to have anti-inflammatory, antimicrobial, wound healing, weight loss, antidiabetic, cholesterol lowering and anti-cancer benefits
  - β-glucan is regulated as a Generally Regarded As Safe (GRAS) product by the FDA

β-glucan Clinically Proven In Skin Applications

- 150-patient study demonstrated statistically-significant (p-value =<0.0005) improvement in skin health (Leung et al.) after 28 and 56 days, respectively
- ImmuDyne's β-glucan was formulated for skincare application topically and applied twice per day
- Improvement in skin firmness and elasticity after 56 days shows improving skin cell renewal rates through innate stimulation of epidermis
- β-glucan immunogenicity differentiates ImmuDyne from other skincare products whose effectiveness fades over time


Increase in firmness and elasticity
60%
Improvement in lines and wrinkles
47%
Skin renewal
34%
Improvement in skin hydration
27%
Skin color improvement
26%

β-glucan vs. Competition in $18B Skin Market

- Popular anti-aging creams rely on synthetic peptides to stimulate skin cells to produce collagen; the clinical benefit is usually not proven.
- Botulinum toxin, or Botox ($2.2B, FY'14 sales) injection made by Allergan enhances the appearance of skin by paralyzing facial muscles; considering extremely toxic and can lead to life-threatening infection.

ImmuDyne stimulates the epidermis by delivering β-glucan beneath the surface of the skin with the help of a proprietary natural delivery system ("SGM"). β-glucan stimulates the immune system to generate new skin cells, naturally, without any adverse effect.



Oral beta glucan
Activated macrophage
Enhanced phagocytosis of foreign cells
Peyer's Patch
Increased cytokine production
Activation of:
NK cells
T cells
B cells
Other macrophages
Small intestine

SGM Delivery Technology

- SGM is a proprietary natural molecule that enhances delivery of active agents like our β-glucan to an intended target, eg. immune cell receptor, and can be formulated to offer extended-release benefit
- We've partnered with BioEC, a leading lab in next-gen cosmetics, to demonstrate a unique benefit to the epidermis when Immudyne's proprietary products are applied. We believe this will further drive sales momentum from Top 5 Global Beauty Companies
- We are studying the benefit of combining SGM with β-glucan in topical and oral drug delivery, including for use as an antimicrobial and in promoting wound healing

Product Portfolio

ImmuDyne is developing β-glucan as a natural alternative or adjuvant agent for serious, unmet medical needs in oncology, infectious disease and wound care. Our SGM delivery technology offers the potential for rapid onset action, extended-release and more potent drug activity.

Name	Development Phase			Marketing Rights/Partner
	R&D	Pre-Commercial	Marketed	
Oral β-glucan for Immune Support	●	●	●	IMMUDYNE
Topical β-glucan + SGM for Skincare	●	●	●	i'nāte
Oral β-glucan in Prostate Cancer	●			IMMUDYNE
Topical β-glucan in Oral Wound Care	●			IMMUDYNE
β-glucan Raw Ingredient	●	●	●	MP
SGM Raw Ingredient	●	●	●	MP

Joint Venture with Inate Scientific

- Formed joint venture (JV) with Inate Scientific ("Inate") in Oct 2015 to market a line of β-glucan-based skincare products direct to consumers
- ImmuDyne owns 33.3% of Inate Scientific and has a 51% voting interest in the entity; we may increase our equity stake in the near-term
- Inate is well capitalized and benefits from a credit line of up to $2M supplied by its founders
- Inate's management team has a proven track record launching direct-to-consumer marketing campaigns
- Inate's marketing partner, Jumbleberry, is the largest CPA network in the U.S. specializing in online direct response marketing in the skin vertical

5000+ Continuity Sales Month 1; Anticipate Net of $100+/cust.

Inate Scientific Initial Traction

- >$175,000 in sales in month 1 beta launch
- 2,000 new trial orders/week as of 1/2/2016
- Anticipated net revenue of $100+ per trial order
- Projecting 15,000 trial orders/week by Q1 2017
- Intending to launch additional SKU's and product lines


i'nāte
SCIENTIFIC
i'nāte
SCIENTIFIC

We believe that our clinically activity β-glucan products, if marketed properly, could capture significant market share in the $18B U.S. skin care market.

Key Scientific Publications Of β-glucan

- **Immune-Regulating Properties.** *Immune-modulatory effects of dietary Yeast Beta-1,3/1,6-D-glucan* (Nutritional Journal, Stier et al)
- **Adjuvant For Cancer Therapy.** *Therapeutic potential of various beta-glucan sources in conjunction with anti-tumor monoclonal antibody in cancer therapy* (Cancer Biology & Therapy, Driscoll et al.)
- **Anti-Infective Agent.** *Yeast (1,3)-(1,6)-beta-glucan helps to maintain the body's defence against pathogens: a double-blind, randomized, placebo-controlled, multicentric study in healthy subjects* (European Journal of Nutrition, Auinger et al.)
- **Anti-Inflammatory & Wound Healing Activity.** *β(1-3)-D-glucan affects adipogenesis, wound healing and inflammation* (Journal of Oriental Pharmacy and Experimental Medicine, Vetvicka et al.)

Strong Management & BOD

- **Mark McLaughlin**, **President & CEO**. Former SVP at Oppenheimer & Co., Lehman Brothers. Led ImmuDyne's commercial build-out, and turn-around to profitable biotech company.
- **Dr. Anthony Bruzzese**, **Chairman**. Radiologist certified by the American Board of Internal Medicine and the American Board of Radiology. Graduated from Brown University.
- **Dr. Sven Rohmann, Director.** 10 years at Merck Serono, instrumental in the successful licensing of Erbitux from ImClone. Played an integral role in establishment of Merck Oncology.
- **John Strawn, Jr., Director**. Partner at Strawn Pickens LLP focused on complex commercial litigation and patent law. Graduate of University of Texas and Dartmouth College.
- **Dr. Joseph DiTrolio**, **Director**. Clinical Professor of Surgery, Division of Urology at New Jersey Medical School. Graduate of the University of Richmond, University of Paris, Sorbonne and New Jersey Medical School.

Upcoming Catalysts

IMMD will see multiple value-creating milestones in 2016:

- Profitability expected in Q1’16 & Fiscal 2016
- Results of Bio-EC study expected to grow raw material sales towards $2M and support Inate JV sales run-rate at $10M in 2016
- Inate to launch 2 new β-glucan-based SKUs in Q1’16
- Partner to study β-glucan + SGM as an adjuvant to cancer therapy by 2H 2016
- Release results of β-glucan + SGM in wound care, anti-infective and post-surgery applications in fiscal 2016 and seek path to commercialization with strategic partners
- Uplisting to senior exchange planned for late 2016

Investment Summary

- **Profitable & Growing.** Immudyne is profitable and is expected triple digit sales growth in FY2016.
- **Proprietary & Effective Product.** We manufacture, sell and out-license the purest, all natural yeast beta glucan on the market. β-glucan has been proven in thousands of clinical studies to regulate the human immune system.
- **Large Addressable Market.** Skincare is a $50B annual business. We have a product that we believe can capture meaningful market share.
- **Inate Scientific Could Be Transformational.** Our JV achieved an estimated $10M run-rate within 6 weeks of launch and we are optimistic about future revenue potential.
- **Strong Management Team.** We are led by a responsible, shareholder minded CEO with approximately 30% ownership in the Company.
- **Fully Financed.** Cash and short-term receivables of approximately $450k; sufficient to execute on 2016 growth plan.


EXPERIENCE
iNR WELLNESS
EXPERIENCE
iNR STRENGTH

IMMUDYNE

OTCQB: IMMD

Investor Contact:
Mark McLaughlin, CEO
markmcl@immudyne.com